                      SUPPLEMENT TO THE CLASS A PROSPECTUS

                  CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

         Effective January 1, 2003, the Fund has raised its minimum account balance to $10,000 for Class A shareholders. This Supplement serves to inform you of the Fund's intention to redeem all of your remaining Fund shares on February 14, 2003 if your account balance is not increased to at least $10,000 by that date. Your shares will be redeemed at their net asset value, without the imposition of any contingent deferred sales charge, on the date of redemption and you will be sent the redemption proceeds by mail. A redemption by the Fund will be a taxable event to you and, depending on the purchase price and the sale price of the shares redeemed, you may have a gain or loss on the transaction.

         IF YOU HAVE ANY QUESTIONS ABOUT THIS CHANGE OR HOW IT APPLIES TO YOU, PLEASE CALL US AT 1-800-927-2874.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS IS ALSO SUPERSEDED.

Dated:  December 13, 2002                                          CSFSA-16-1202
                                                                        2002-023